August 16, 2010

United States Securities and Exchange Commission
Division of Corporation Finance
Washington, D.C. 20549

Attn.:	Ethan Horowitz, Staff Accountant

Re:	Neuro-Biotech Corp. (“Company”) Form 8-K filed August 10, 2010

Dear Mr. Horowitz:

On behalf of Neuro- Biotech Corp. we submit this letter in response to comments from the Staff of the Securities and Exchange Commission (“Commission”) received by letter dated August 13, 2010, relating to Neuro-Biotech Corp.’s abovementioned filing.

In this letter, we have recited the comments from the Staff in bold type and have followed each comment with Neuro-Biotech Corp.’s response.

The Company is responsible for the adequacy and accuracy of the disclosure in the filing; Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing; and the Company may not assert  Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Should you have any questions please contact Kimmel & Petitti at 330.995.0051.

Respectfully submitted,

/s/Barry Somervail

Barry Somervail, CEO

Form 8-K Filed August 10, 2010

1. Please revise to disclose whether your former independent accountant resigned, declined to stand for re-election or was dismissed. Refer to Item 304(a)(1)(i) of Regulation S-K.

In response to Staff’s comments, the filing has been modified to note dismissal of the former independent accountant.

2. We note your disclosure stating that the reports issued by your former independent accountant for the fiscal years ended March 31, 2008 and 2009, did not contain any adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles.  Please revise to provide this disclosure for your two most recent fiscal years’ financial statements (i.e. the fiscal years ended March 31, 2009 and 2010).  Refer to Item 304(a)(1)(ii) of Regulation S-K.

In response to Staff’s comments, the filing has been modified to note the fiscal years ended March 31, 2009 and 2010.

3. In connection with the preceding comment, it appears that the report issued by your former independent accountant for the fiscal year ended March 31, 2010 includes a modification for an uncertainty (i.e. a going-concern modification).  Please revise your disclosure accordingly.

In response to Staff’s comments, the filing has been modified to note the going-concern modification.

4. Please file an updated letter from your former independent accountant as an Exhibit 16 in accordance with Item 304(a)(3) of Regulation S-K.  This letter should reflect their agreement or disagreement with the disclosures in your amended Form 8-K filing.

In response to Staff’s comments, an updated letter is attached.

5. We note that you have engaged Michael Pollack, CPA of KBL, LLP as your new independent accountant.  However, it does not appear that your new independent accountant is registered with the Public Company Accounting Oversight Board (“PCAOB”). Please advise.

In response to Staff’s comments, KBL LLP is registered with and abides by the rules and regulations of the Public Company Accounting Oversight Board. Accordingly, specific reference to Michael Pollack has been removed from the Form 8-K/A.